Exhibit 99.1

Mylan Board Appoints Robert J. Coury As Executive Chairman of Mylan N.V.

HERTFORDSHIRE, England and PITTSBURGH, April 15, 2020 – The Mylan N.V. (NASDAQ: MYL) Board of Directors today announced the appointment of Robert J. Coury, previously chairman of the Mylan Board, to the position of executive chairman of Mylan.

Given the unprecedented current operating environment due to the COVID-19 pandemic, the extensive ongoing activity and preparations required to close the proposed combination of Mylan and Upjohn, a division of Pfizer (the “Combination”), and to position the new company that will result from the Combination, Viatris, for long-term success, as well as numerous other ongoing initiatives underway within Mylan, the Mylan Board has determined that it is in the best interests of the company for Mr. Coury to assume this position effective immediately. Among other responsibilities, he will partner closely with Chief Executive Officer Heather Bresch, President Rajiv Malik and the entire management team to ensure Mylan continues to make progress on its integration planning efforts related to the Combination, while also continuing to protect its employees and maintain its supply of critical medicines to help address public health needs amid the evolving COVID-19 crisis.

Mylan vice chairman and lead independent director, Mark Parrish, said: “The Mylan Board of Directors is extremely pleased that Robert has agreed to resume the executive chairman position during these extraordinary times. The Mylan Board recognizes that Robert’s unique vision and strategic contributions, his unending passion for Mylan and its successes, as well as his proven leadership in anticipating and responding to challenges, are more important than ever. Robert knows the business, our leaders and the industry, and he will continue to serve a critical role in the transition from Mylan to Viatris.”

Mylan executive chairman, Robert J. Coury, said: “I am honored to return to the role of executive chairman and am grateful for the Mylan Board’s continued confidence. I look forward to working with the entire Mylan team to help oversee and navigate the unique responsibilities that Mylan and the pharmaceutical industry have amid the evolving COVID-19 pandemic. There’s never been a more important time to have all hands on deck to ensure the safety and wellbeing of our employees while also working to maintain the supply of critical medicines for patients in the more than 165 countries we serve.”

Coury continued: “In addition to my other responsibilities and duties, I’m equally committed to and energized by the progress we continue to make toward the close of the Combination, including efforts to ensure continuity between Mylan’s current management team and Viatris’ future management team. I am confident in our ability to bring our two organizations together in a way that helps achieve our common goal and objective of best positioning Viatris for success in creating value for all shareholders for many years to come following the close of the Combination.”

The appointment serves to formalize and align Mr. Coury’s title with the significant role he has played since the start of the Mylan Board’s strategic review and leading up to and following the announcement of the Combination. During the months since, Mr. Coury has dedicated a tremendous amount of his time in guiding the company through this transformational period. This action is also consistent with, as previously agreed among Mylan, Pfizer and Upjohn, his selection as executive chairman of Viatris when the Combination closes, as well as with the Mylan Board’s previously disclosed intent to appoint Mr. Coury as executive chairman of the company should the Combination not close.

The Mylan Board and Mr. Coury have agreed that he will assume the role of executive chairman for a base salary equivalent to the cash compensation he currently receives for his services as non-executive chairman. Any extension of his agreement or modification of the compensation and benefits contemplated by his employment agreement will either be determined by the Viatris Board of Directors, should the Combination close as anticipated, or by the Mylan Board if it does not.

About Mylan

Mylan is a global pharmaceutical company committed to setting new standards in healthcare. Working together around the world to provide 7 billion people access to high quality medicine, we innovate to satisfy unmet needs; make reliability and service excellence a habit; do what’s right, not what’s easy; and impact the future through passionate global leadership. We offer a portfolio of more than 7,500 marketed products around the world, including antiretroviral therapies on which approximately 40% of people being treated for HIV/AIDS globally depend. We market our products in more than 165 countries and territories. We are one of the world’s largest producers of active pharmaceutical ingredients. Every member of our ~35,000-strong workforce is dedicated to creating better health for a better world, one person at a time. Learn more at Mylan.com. We routinely post information that may be important to investors on our website at investor.mylan.com.

Forward-Looking Statements

This communication contains “forward-looking statements”. Such forward-looking statements may include, without limitation, statements about the proposed combination of Upjohn Inc. (“Newco”) and Mylan N.V. (“Mylan”), which will immediately follow the proposed separation of the Upjohn business (the “Upjohn Business”) from Pfizer Inc. (“Pfizer”)(the “proposed transaction”), the expected timetable for completing the proposed transaction, the benefits and synergies of the proposed transaction, future opportunities for the combined company and products and any other statements regarding Pfizer’s, Mylan’s, the Upjohn Business’s or the combined company’s future operations, financial or operating results, capital allocation, dividend policy, debt ratio, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competitions, and other expectations and targets for future periods. Forward-looking statements may often be identified by the use of words such as “will”, “may”, “could”, “should”, “would”, “project”, “believe”, “anticipate”, “expect”, “plan”, “estimate”, “forecast”, “potential”, “pipeline”, “intend”, “continue”, “target”, “seek” and variations of these words or comparable words. Because forward-looking statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: ongoing challenges and uncertainties posed by the Covid-19 pandemic for businesses and governments around the world; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; changes in relevant tax and other laws; the parties’ ability to consummate the proposed transaction; the conditions to the completion of the proposed transaction, including receipt of approval of Mylan’s shareholders, not being satisfied or waived on the anticipated timeframe or at all; the regulatory approvals required for the proposed transaction not being obtained on the terms expected or on the anticipated schedule or at all; inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements and the providing of estimates of financial measures, in accordance with accounting principles generally accepted in the United States of America and related standards or on an adjusted basis; the integration of Mylan and Newco being more difficult, time consuming or costly than expected; Mylan’s, the Upjohn Business’s and the combined company’s failure to achieve expected or targeted future financial and operating performance and results; the possibility that the combined company may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the proposed transaction within the expected time frames or at all or to successfully integrate Mylan and Newco; customer loss and business disruption being greater than expected following the proposed transaction; the retention of key employees being more difficult following the proposed transaction; Mylan’s, the Upjohn Business’s or the combined company’s liquidity, capital resources and ability to obtain financing; any regulatory, legal or other impediments to Mylan’s, the Upjohn Business’s or the combined company’s ability to bring new products to market, including but not limited to where Mylan, the Upjohn Business or the combined company uses its business judgment and decides to manufacture, market and/or sell products, directly or through third parties, notwithstanding the fact that allegations of patent infringement(s) have not been finally resolved by the courts (i.e., an “at-risk launch”); success of clinical trials and Mylan’s, the Upjohn Business’s or the combined company’s ability to execute on new product opportunities; any changes in or difficulties with Mylan’s, the Upjohn Business’s or the combined company’s manufacturing facilities, including with respect to remediation and restructuring activities, supply chain or inventory or the ability to meet anticipated demand; the scope, timing and outcome of any ongoing legal proceedings, including government investigations, and the impact of any such proceedings on Mylan’s, the Upjohn Business’s or the combined company’s consolidated financial condition, results of operations and/or cash flows; Mylan’s, the Upjohn Business’s and the combined company’s ability to protect their respective intellectual property and preserve their respective intellectual property rights; the effect of any changes in customer and supplier relationships and customer purchasing patterns; the ability to attract and retain key personnel; changes in third-party relationships; actions and decisions of healthcare and pharmaceutical regulators; the impacts of competition; changes in the economic and financial conditions of the Upjohn Business or the business of Mylan or the combined company; the impact of outbreaks, epidemics or pandemics, such as the coronavirus pandemic; uncertainties regarding future demand, pricing and reimbursement for Mylan’s, the Upjohn Business’s or the combined company’s products; and uncertainties and matters beyond the control of management and other factors described under “Risk Factors” in each of Pfizer’s and Mylan’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”).

These risks, as well as other risks associated with Mylan, the Upjohn Business, the combined company and the proposed transaction are also more fully discussed in the Registration Statement on Form S-4, as amended, which includes a proxy statement/prospectus (as amended, the “Form S-4”), which was filed by Newco with the SEC on October 25, 2019 and declared effective by the SEC on February 13, 2020, the Registration Statement on Form 10, as amended, which includes an information statement (as amended, the “Form 10”), which has been filed by Newco with the SEC on January 21, 2020 and amended on February 6, 2020 and subsequently withdrawn on March 11, 2020, and is expected to be refiled prior to its effectiveness, a definitive proxy statement, which was filed by Mylan with the SEC on February 13, 2020 (the “Proxy Statement”), and the prospectus, which was filed by Newco with the SEC on February 13, 2020 (the “Prospectus”). You can access Pfizer’s, Mylan’s and Newco’s filings with the SEC through the SEC website at www.sec.gov or through Pfizer’s or Mylan’s website, as applicable, and Pfizer and Mylan strongly encourage you to do so. Except as required by applicable law, Pfizer, Mylan and Newco undertake no obligation to update any statements herein for revisions or changes after this communication is made.

Additional Information and Where to Find It

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed transaction, Newco and Mylan have filed certain materials with the SEC, including, among other materials, the Form S-4, Form 10 and Prospectus filed by Newco and the Proxy Statement filed by Mylan. The Form S-4 was declared effective on February 13, 2020 and the Proxy Statement and the Prospectus were first mailed to shareholders of Mylan on or about February 14, 2020 to seek approval of the proposed transaction. The Form 10 has not yet become effective. After the Form 10 is effective, a definitive information statement will be made available to the Pfizer stockholders relating to the proposed transaction. Newco and Mylan intend to file additional relevant materials with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MYLAN, NEWCO AND THE PROPOSED TRANSACTION. The documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Mylan, upon written request to Mylan or by contacting Mylan at (724) 514-1813 or investor.relations@mylan.com or from Pfizer on Pfizer’s internet website at https://investors.Pfizer.com/financials/sec-filings/default.aspx or by contacting Pfizer’s Investor Relations Department at (212) 733-2323, as applicable.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any investor or security holder. However, Pfizer, Mylan, Newco and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Pfizer may be found in its Annual Report on Form 10-K filed with the SEC on February 27, 2020 and its definitive proxy statement relating to its 2020 Annual Meeting filed with the SEC on March 13, 2020. Information about the directors and executive officers of Mylan may be found in its Annual Report on Form 10-K filed with the SEC on February 28, 2020, and its definitive proxy statement relating to its 2019 Annual Meeting filed with the SEC on May 24, 2019. Additional information regarding the interests of these participants can also be found in the Form S-4, the Proxy Statement and the Prospectus. These documents can be obtained free of charge from the sources indicated above.